Exhibit 99.1

NEWS RELEASE

For Immediate Release	One American Row
PO Box 5056
Hartford CT 06102-5056
www.phoenixwm.com

Contacts:
Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman 860-403-7100 pnx.ir@phoenixwm.com

The Phoenix Companies, Inc. (NYSE:PNX) Announces Consent Solicitation Relating to 7.45% Quarterly Interest Bonds due 2032 in connection with proposed acquisition by Nassau

Hartford, Conn., Jan. 7, 2016 – The Phoenix Companies, Inc. (“Phoenix” or the “company”) (NYSE:PNX) today announced it is seeking consent of holders of its 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (NYSE:PFX) to amend the indenture governing the bonds. The proposed amendment is in connection with Phoenix’s previously announced agreement to be acquired by Nassau Reinsurance Group Holdings, L.P. and become its privately held, wholly owned subsidiary.

If the merger is consummated and the company is no longer required to file reports with the SEC, and is not otherwise required to file reports with the bond trustee or the SEC pursuant to the Trust Indenture Act of 1939, the proposed amendment would require Phoenix to deliver to the bond trustee certain annual financial statements, quarterly financial statements and reports on certain current events.

The solicitation will expire at 5:00 p.m., New York City time, on Feb. 9, 2016, or such date and time to which the company may extend it. Only bondholders of record as of 5:00 p.m., New York City time, on Jan. 6, 2016 may provide consents and receive the consent fee.

If the consent solicitation is successful, and subject to the conditions described in the Consent Solicitation Statement dated Jan. 7, 2016, bondholders will be compensated for their consent that is validly delivered and not revoked in the amount of $0.0625 for each $25 in principal amount. Further, as described in the Consent Solicitation Statement, retail processing dealers may receive a cash payment.

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Phoenix is making the Consent Solicitation Statement available to its bondholders through the bank or broker where their bonds are held and will begin outreach for their consent to the proposed amendment. The proposed amendment will become effective if Phoenix receives consents from holders representing a majority of the outstanding principal amount of the bonds and the merger is consummated.

Morgan Stanley & Co. LLC is serving as Solicitation Agent and D.F. King & Co., Inc. is serving as Information and Tabulation Agent for this solicitation. Bondholders needing assistance or additional copies of the Consent Solicitation Statement should call D.F. King at 1-866-620-2535. Banks and brokers should call D.F. King at 1-212-269-5550. Inquiries to D.F. King also may be sent via email to pfx@dfking.com. General questions may be directed to Morgan Stanley at 1-800-624-1808.

This announcement is not a solicitation of consents with respect to the bonds. The consent solicitation is being made solely by the Consent Solicitation Statement, as may be amended and supplemented.

About Phoenix

The Phoenix Companies, Inc. (NYSE:PNX) helps financial professionals provide solutions, including income strategies and insurance protection, to families and individuals planning for or living in retirement. Founded as a life insurance company in 1851, Phoenix offers products and services designed to meet financial needs in the middle income and mass affluent markets. Its distribution subsidiary, Saybrus Partners, Inc., offers solutions-based sales support to financial professionals and represents Phoenix’s products among key distributors, including independent marketing organizations and brokerage general agencies. Phoenix is headquartered in Hartford, Connecticut, and has two insurance company operating subsidiaries: Phoenix Life Insurance Company, which has its statutory home office in East Greenbush, New York, and PHL Variable Insurance Company, which has its statutory home office in Hartford, Connecticut. For more information, visit www.phoenixwm.com.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to regulatory approvals and the expected timing, completion and effects of the merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial

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statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, which could have a material adverse effect on us and our stock price; the inability to consummate the merger, or the inability to consummate the merger in the timeframe or manner currently anticipated, due to the failure to satisfy conditions to completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction could have a material adverse effect on us and our stock price. Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, no assurance can be given that such expectations will prove to have been correct and persons reading this material are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this material, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this material, such statements or disclosures will be deemed to modify or supersede such statements in this material.

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